FIRST AMENDMENT NO. 1 TO THE SUBSCRIPTION AGREEMENT

This Amendment No. 1 to the Subscription Agreement (the “Amendment”) is entered into as of [_], 2013, by and between Cytomedix, Inc., a Delaware corporation (the “Company”) and the parties to the November 22, 2013 Subscription Agreement (the “Subscription Agreement”) in connection with the offering and sale of the Company’s securities, consisting of 10% subordinated convertible promissory notes and a five-year warrant to purchase shares of common stock (the “Offering”), set forth on the signature page to this Amendment (each, a “Purchaser”). Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

WHEREAS, in connection with the Offering, the Company and the Purchaser desire to amend the Subscription Agreement in the manner set forth below.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, and other good and valuable consideration, receipt and sufficiency of which is acknowledged by the parties hereto, the parties mutually agree as follows:

1.       Amendments. As used in Section 2(b) of the Subscription Agreement, the term “A Good News CMS Reimbursement Determination Event” shall be amended and restated to read in its entirety as follows:

“As used herein, the term “A Good News CMS Reimbursement Determination Event” shall be understood to be a final ruling by the Centers for Medicare & Medicaid Services (“CMS”) in the “CY 2014 Changes to the Hospital Outpatient Prospective Payment System and Ambulatory Surgical Center Payment System (CMS-1601-FC)” resulting in an approved payment rate for AutoloGel of at least $400 per treatment.”

2.       Terms of the Subscription Agreement. Except as explicitly amended or modified hereunder, the terms of the Subscription Agreement shall remain in full force and effect.

3.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

4.       Effectiveness. The terms and provisions of this Amendment shall become effective upon execution by the parties hereto.

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Signature Page to the First Amendment to the Subscription Agreement

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Subscription Agreement as of the date first above written.

Purchaser

By:
Name:
Title:

Cytomedix, Inc.

Agreed and acknowledged:

By:
Name:
Title:

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